Exhibit 10.32

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

AMENDMENT #2

TO

MASTER SERVICES AGREEMENT

AMENDMENT #2 TO MASTER SERVICES AGREEMENT (this “Amendment”) dated as of January 1, 2022 between Immunome, Inc. (“Immunome”) and Arrayjet Limited (“Arrayjet”).  Capitalized terms not herein defined have the meaning assigned to them in the Agreement.

The parties entered into that certain Master Services Agreement dated November 8, 2016, as amended (the “Agreement”).  The parties wish to amend the Agreement, as provided in this Amendment.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.The parties wish to extend the Agreement through [***].

2.The parties acknowledge and agree that all of the terms, provisions, covenants and conditions of the Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent herein amended.

3.This Amendment may be executed by the parties on separate counterparts, both of which shall be an original and both of which together shall constitute one and the same agreement.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

IMMUNOME, INC.	ARRAYJET LIMITED

By:  /s/ Purnanand Sarma, Ph.D. By:  [***]

Name. Purnanand Sarma, Ph.D.	Name: [***]

Title:  CEO